                                                                   EXHIBIT 10.30




                          CONCURRENT PRIVATE PLACEMENT

                            STOCK PURCHASE AGREEMENT

                                  by and among

                               NOVARTIS PHARMA AG

                                       and

                          IDENIX PHARMACEUTICALS, INC.

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                                TABLE OF CONTENTS

                                                                                                         PAGE
                                                                                                         ----
1.     Purchase and Sale of Stock.....................................................................     1

   1.1      Sale and Issuance of the Shares...........................................................     1
   1.2      Closing...................................................................................     1
   1.3      Delivery..................................................................................     2
   1.4      Further Assurances........................................................................     2

2.     Representations and Warranties of the Company..................................................     2

   2.1      Organization; Good Standing; Qualification................................................     2
   2.2      Authorization.............................................................................     2
   2.3      Valid Issuance of the Shares..............................................................     3
   2.4      Governmental Consents.....................................................................     3
   2.5      Offering..................................................................................     3
   2.6      Environmental and Safety Laws.............................................................     3
   2.7      Investment Company Act....................................................................     4
   2.8      Registration Statement....................................................................     4

3.     Representations and Warranties of the Investor.................................................     5

   3.1      Authorization.............................................................................     5
   3.2      Purchase Entirely for Own Account.........................................................     5
   3.3      Receipt of Information....................................................................     5
   3.4      Investment Experience.....................................................................     5
   3.5      Accredited Investor.......................................................................     6
   3.6      Restricted Securities.....................................................................     6
   3.7      Legends...................................................................................     6

4.     Conditions of the Investor's Obligations at Closing............................................     6

   4.1      Representations and Warranties............................................................     6
   4.2      Performance...............................................................................     6
   4.3      Qualifications............................................................................     6
   4.4      Consummation of the IPO...................................................................     7
   4.5      Capital Stock.............................................................................     7
   4.6      Amended and Restated Stockholders' Agreement..............................................     7
   4.7      Enterprise Value..........................................................................     7
   4.8      Material Adverse Effect...................................................................     7
   4.9      Legal Opinion.............................................................................     7
   4.10     Absence of Litigation.....................................................................     7

5.     Conditions of the Company's Obligations at Closing.............................................     7

   5.1      Representations and Warranties............................................................     7
   5.2      Qualifications............................................................................     8
   5.3      Performance...............................................................................     8
   5.4      Absence of Litigation.....................................................................     8

6.     Miscellaneous..................................................................................     8

   6.1      Entire Agreement..........................................................................     8
   6.2      Survival of Warranties....................................................................     8
   6.3      Successors and Assigns....................................................................     8
   6.4      Governing Law.............................................................................     8
   6.5      Counterparts..............................................................................     8
   6.6      Titles and Subtitles......................................................................     9
   6.7      Notices...................................................................................     9
   6.8      Finder's Fees.............................................................................    11
   6.9      Expenses..................................................................................    11
   6.10     Attorneys' Fees...........................................................................    11
   6.11     Amendments and Waivers....................................................................    11
   6.12     Severability..............................................................................    11
   6.13     Indemnification...........................................................................    11
   6.14     Remedies..................................................................................    12

EXHIBIT

Exhibit A   Form of Opinion of Hale and Dorr LLP

                          CONCURRENT PRIVATE PLACEMENT
                            STOCK PURCHASE AGREEMENT

      THIS CONCURRENT PRIVATE PLACEMENT STOCK PURCHASE AGREEMENT (this "Agreement") is made as of the [ ] day of [ ], 2004, by and among IDENIX PHARMACEUTICALS, INC., a Delaware corporation (the "Company"), and NOVARTIS PHARMA AG (the "Investor").

                                    RECITALS

      WHEREAS, the Company and the Investor, among other parties, are parties to that certain Stockholders' Agreement, dated as of May 8, 2003, (the "Stockholders' Agreement");

      WHEREAS, the Company is undertaking an initial public offering (the "IPO") of up to [______] shares of its Common Stock, par value $0.001 per share (the "Common Stock");

      WHEREAS, pursuant to Section 4.7(d) of the Stockholders' Agreement, the Investor has the right to acquire a pro rata portion of the shares of Common Stock to be offered in the IPO such that Novartis and its affiliates (other than Novartis BioVentures Limited) shall be able to maintain after such IPO the same proportionate ownership interest in the Company as they held before the IPO;

      WHEREAS, the Company has authorized the sale and issuance of [ ] shares of its Common Stock to the Investor in a private placement to occur concurrently with the closing of the IPO; and

      WHEREAS, the Investor desires to purchase such shares on the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

      1.    PURCHASE AND SALE OF STOCK.

            1.1 SALE AND ISSUANCE OF THE SHARES. Subject to the terms and conditions of this Agreement, the Investor agrees to purchase at the Closing (as defined below) and the Company agrees to sell and issue to the Investor at the Closing up to [ ] shares of Common Stock (the "Shares") at a per share purchase price equal to $[ ] (the "Purchase Price").

            1.2 CLOSING. The purchase and sale of the Shares shall take place at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02129, concurrently with the closing of the Company's IPO as contemplated by the Company's Registration Statement on Form S-1 (File No. 333-111157), as amended, and the

Underwriting Agreement, dated the date hereof, by and between the Company and the Representatives of the Several Underwriters named therein (the "Underwriting Agreement") (which time and place are designated as the "Closing"). The date of the Closing is referred to herein as the "Closing Date".

            1.3 DELIVERY. At the Closing, subject to the terms and conditions hereof, the Company will cause to be delivered to the Investor a facsimile certificate representing the number of Shares to be purchased at the Closing by the Investor and the Company will cause its transfer agent to promptly deliver such certificate to the Investor not later than one business day after the Closing Date, against receipt from the Investor of the Purchase Price for the Shares by wire transfer made payable to the order of the Company.

            1.4 FURTHER ASSURANCES. The Company and the Investor hereby covenant and agree without the necessity of any further consideration, to execute, acknowledge and deliver any and all such other documents and take any such other action as may be reasonably necessary to carry out the intent and purposes of this Agreement.

      2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Investor as follows:

            2.1 ORGANIZATION; GOOD STANDING; QUALIFICATION. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as now conducted and as presently proposed to be conducted, to execute and deliver this Agreement, to issue and sell the Shares and to carry out the provisions of this Agreement. The Company is duly qualified and is authorized to transact business and is in good standing as a foreign corporation in each jurisdiction in which the nature of its business or property makes such qualification necessary, except where the failure so to qualify would have a material adverse effect on the condition (financial or otherwise), results of operations, assets, liabilities or business of the Company and its subsidiaries, taken as a whole, other than changes, effects or circumstances (i) that are the result of factors generally affecting the pharmaceutical industry or (ii) that are attributable to the announcement or performance of this Agreement or the consummation of the transactions contemplated by this Agreement (a "Material Adverse Effect").

            2.2 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder at the Closing and the authorization, issuance, sale and delivery of the Shares has been taken or will be taken prior to the Closing, and this Agreement, when executed and delivered by the Company and each other party thereto will constitute a valid and legally binding obligation of the Company, enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by public policy and laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

            2.3 VALID ISSUANCE OF THE SHARES. The Shares, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable, and will be free of restrictions on transfer imposed by or through the Company other than restrictions on transfer under this Agreement or the Lock-Up Agreement, dated [ ], 2004, by and between the Investor and the Representatives of the Several Underwriters named therein.

            2.4 GOVERNMENTAL CONSENTS. No consent, approval, qualification, order or authorization of, or filing with, any local, state, or federal governmental authority is required on the part of the Company in connection with the Company's valid execution, delivery or performance of this Agreement, or the offer, sale or issuance of the Shares by the Company, except such filings as have been made prior to the Closing and except any notices of sale required to be filed with the Securities and Exchange Commission under Regulation D of the Securities Act of 1933, as amended (the "Securities Act").

            2.5 OFFERING. Based in part on the truth and accuracy of the Investor's representations set forth in this Agreement, the offer, sale and issuance of the Shares as contemplated by this Agreement are exempt from the registration requirements of the Securities Act, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

            2.6   ENVIRONMENTAL AND SAFETY LAWS.

            (a) Neither the Company nor any Subsidiary (as defined below) is in material violation of any Environmental Law (as defined below) and, to its knowledge, no material expenditures are or will be required in order to comply with any Environmental Law. As used in this Agreement, "Environmental Law" shall mean any applicable federal, state and local law, ordinance, rule or regulation of any nation or government whether federal, state, municipal, local, provincial, regional or other political subdivision thereof that regulates, fixes liability for, or otherwise relates to, the environment or workplace health and safety, including, without limitation, the handling, use (including use in industrial processes, in construction, as building materials, or otherwise), treatment, storage presence, actual Release (as defined below) or threatened Release (whether by disposal, a discharge into any water source or system or into the air, or otherwise) of any Hazardous Materials (as defined below). The term "Release" shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, migrating, dumping or disposing into the environment. The term "Subsidiary" shall mean any and all corporations, partnerships, joint ventures, associations and other entities controlled by the Company directly or indirectly through one or more intermediaries.

            (b) Neither the Company nor any Subsidiary has used, generated, manufactured, refined, treated, transported, stored, handled, transferred, produced, processed or Released any Hazardous Materials on, from or affecting any Property (as defined below) in any manner or by any means in material violation of any Environmental Laws and, to the Company's knowledge, there is no threat of such use, generation, manufacture, refining, treatment, transportation, storage, handling, transfer, production, processing or Release. As used herein, the term "Property" shall include, without limitation, land, buildings and laboratory facilities owned or leased or otherwise used by the Company or any Subsidiary or as to which the Company or such Subsidiary now has any duties, responsibilities (for cleanup, remedy or otherwise) or liabilities under any Environmental Laws, or as to which the Company or any Subsidiary may have such duties, responsibilities or liabilities because of past acts or omissions of the Company or any such Subsidiary or their predecessors, or because the Company or any such Subsidiary or their predecessors in the past was such an owner or operator of, or bore some other relationship with, such land, buildings or laboratory facilities. The term "Hazardous Materials" shall mean any flammable explosives, petroleum products, petroleum by-products, radioactive materials, hazardous wastes, hazardous substances, toxic substances, pollutants, contaminants, or other materials regulated or defined as such by Environmental Laws.

            (c) The Company has not received written notice that it or any Subsidiary is a party potentially responsible for environmental cleanup costs incurred at a site or for corrective action under any Environmental Laws. The Company has not received any written requests for information in connection with any inquiry by any Governmental Entity (as defined below) concerning disposal sites or other environmental matters. The term "Governmental Entity" shall mean any federal, state, local, municipal or foreign court of competent jurisdiction, governmental agency, authority, instrumentality, regulatory body, stock market or stock exchange.

            (d) The stockholders of the Company have had no control over, or authority with respect to, and have not exercised control over the waste disposal operations of the Company or any Subsidiary. The Company has not exercised control over the waste disposal operations of any Subsidiary.

            2.7 INVESTMENT COMPANY ACT. The Company is not an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

            2.8 REGISTRATION STATEMENT. The Registration Statement on Form S-1 (File No. 333-111157) (the "Registration Statement") conforms, and its final prospectus in the form first filed pursuant to Rule 424(b) under the Securities Act (the "Prospectus") and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto, and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Company assumes full responsibility for the accuracy and completeness of all information included in the Registration Statement and acknowledges that the Investor has relied upon the Registration Statement in entering into this Agreement; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Investor expressly for use in the Registration Statement.

      3. REPRESENTATIONS AND WARRANTIES OF THE INVESTOR. The Investor hereby represents and warrants to the Company that:

            3.1 AUTHORIZATION. The Investor has full power and authority to enter into this Agreement, and that this Agreement, when executed and delivered, will constitute a valid and legally binding obligation of the Investor. All corporate action on the part of the Investor, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of the Investor hereunder at the Closing has been taken or will be taken prior to the Closing, and this Agreement, when executed and delivered, will constitute a valid and legally binding obligation of the Investor, enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

            3.2 PURCHASE ENTIRELY FOR OWN ACCOUNT. The Shares to be purchased by the Investor will be acquired for investment for the Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Investor further represents that the Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares.

            3.3 RECEIPT OF INFORMATION. The Investor believes the Investor has received all the information the Investor considers necessary or appropriate for deciding whether to purchase the Shares. The Investor further represents that the Investor has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Shares and the business, properties, prospects and financial condition of the Company. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Investor to rely thereon.

            3.4 INVESTMENT EXPERIENCE. The Investor represents that the Investor is experienced in evaluating and investing in private placement transactions of securities of companies in a similar stage of development and acknowledges that the Investor is able to fend for itself, can bear the economic risk of the Investor's investment, and has such knowledge and experience in financial and business matters that the Investor is capable of evaluating the merits and risks of the investment in the Shares.

            3.5 ACCREDITED INVESTOR. The Investor either (i) is an "accredited investor" (as defined in Regulation D under the Securities Act) or (ii) is a "non-U.S. person" (as defined in Regulation S under the Securities Act) and is not acquiring the Shares for the account or benefit of any U.S. Person.

            3.6 RESTRICTED SECURITIES. The Investor understands that the Shares may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Shares or an available exemption from registration under the Securities Act, the Shares must be held indefinitely. In particular, the Investor is aware that the Shares may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that Rule are met.

            3.7 LEGENDS. To the extent applicable, each certificate evidencing any of the Shares shall be endorsed with the legends set forth below:

            "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT, OR AN EXEMPTION THEREFROM UNDER SUCH ACT."

      4. CONDITIONS OF THE INVESTOR'S OBLIGATIONS AT CLOSING. The obligations of the Investor under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which shall not be effective against the Investor if the Investor does not consent in writing thereto:

            4.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in Section 2 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing. An officer of the Company shall have provided the Investor an executed certificate certifying that the representations and warranties of the Company contained in Section 2 are true and correct as of the date of the Closing.

            4.2 PERFORMANCE. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing. An officer of the Company shall have provided the Investor an executed certificate certifying that the conditions specified in this Section 4.2 have been fulfilled.

            4.3 QUALIFICATIONS. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be duly obtained and effective as of the Closing.

            4.4 CONSUMMATION OF THE IPO. The IPO shall have been consummated and the First Time of Delivery (as defined in the Underwriting Agreement) shall have occurred.

            4.5 CAPITAL STOCK. Upon the consummation of the IPO, the Company shall have sold [ ] shares of its Common Stock in the IPO at a price per share of [ ] dollars ($[ ]). Following the consummation of the IPO, [ ] shares of the Company's Common Stock shall be outstanding and, after giving effect to the purchase of the Shares pursuant to this Agreement, the Investor shall own not less than 54% of the voting stock of the Company. An officer of the Company shall have provided the Investor an executed certificate certifying that each condition set forth in this Section 4.5 is true and correct as of the date of the Closing.

            4.6 AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT. The Amended and Restated Stockholders' Agreement (in the form of Exhibit 10.26 to the Registration Statement) shall be in full force and effect as of the Closing.

            4.7 ENTERPRISE VALUE. The pre-money enterprise value of the Company as determined by the Representatives of the Several Underwriters named in the Underwriting Agreement equals or exceeds $500 million.

            4.8 MATERIAL ADVERSE EFFECT. There shall not have occurred any event, occurrence, or circumstance which has had or could be reasonably likely to have a Material Adverse Effect.

            4.9 LEGAL OPINION. The Investor shall have received from Hale and Dorr LLP such firm's legal opinion addressed to the Investor and dated the Closing Date, which shall be substantially in the form attached hereto as Exhibit A.

            4.10 ABSENCE OF LITIGATION. There shall be no injunction, action, suit proceeding or investigation pending or currently threatened against the Company or the Investor which questions the validity of this Agreement or the right of the Company or the Investor to enter into this Agreement or to consummate the transaction contemplated hereby.

      5. CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING. The obligations of the Company under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which shall not be effective against the Company if the Company does not consent in writing thereto:

            5.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Investor contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing. An officer of the Investor shall have provided the Company an executed certificate certifying that the representations and warranties of the Investor contained in Section 3 of this Agreement are true and correct as of the date of the Closing.

            5.2 QUALIFICATIONS. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be duly obtained and effective as of the Closing.

            5.3 PERFORMANCE. The Investor shall have performed and complied with in all material respects all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing. An officer of the Investor shall have provided the Company an executed certificate certifying that the conditions specified in this Section 5.3 have been fulfilled.

            5.4 ABSENCE OF LITIGATION. There shall be no injunction, action, suit proceeding or investigation pending or currently threatened against the Company or the Investor which questions the validity of this Agreement or the right of the Company or the Investor to enter into this Agreement or to consummate the transaction contemplated hereby.

      6.    MISCELLANEOUS.

            6.1 ENTIRE AGREEMENT. This Agreement and the documents referred to herein constitute the entire agreement among the parties relating to the subject matter hereof and thereof.

            6.2 SURVIVAL OF WARRANTIES. The warranties, representations and covenants of the Company and the Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

            6.3 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including permitted transferees of the Shares). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. Notwithstanding anything to the contrary contained herein, the Investor's rights and obligations under this Agreement may be assigned to an Affiliate (as defined in the Amended and Restated Stockholders' Agreement), provided that the Company is given at least one (1) business day prior written notice of the assignment by the Investor.

            6.4 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of Delaware, without reference to conflicts of laws principles.

            6.5 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            6.6 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

            6.7 NOTICES. Unless otherwise provided, all notices and other communications required or permitted under this Agreement shall be in writing and shall be mailed by United States first-class mail, postage prepaid, sent by facsimile or delivered personally by hand or by a nationally recognized courier addressed to the party to be notified at the address or facsimile number indicated for such person on the signature page hereof, or at such other address or facsimile number as such party may designate by ten (10) days' advance written notice to the other parties hereto. All such notices and other written communications shall be effective on the date of mailing, facsimile transfer or delivery. Unless otherwise provided in writing to the other party, all notices shall be sent to the following addresses:

      NOVARTIS PHARMA AG
      Lichtstrasse 35
      CH-4002 Basel
      Switzerland
      Attention: Chief Executive Officer
      Telecopy: 41-61-324-6677

      With a copy to (which shall not constitute notice):

            NOVARTIS PHARMA AG
            Lichtstrasse 35
            CH-4002 Basel
            Switzerland
            Attention: General Counsel
            Telecopy: 41-61-324-6859

            DEWEY BALLANTINE LLP
            1301 Avenue of the Americas
            New York, NY 10019
            Attention: Morton A. Pierce, Esq.
            Facsimile: (212) 259-6333

      IDENIX PHARMACEUTICALS, INC.
      60 Hampshire Street
      Cambridge, Massachusetts 02139
      Attention: Chief Executive Officer
      Telecopy: (617) 995-9801

      With a copy to (which shall not constitute notice):

            IDENIX PHARMACEUTICALS, INC.
            60 Hampshire Street

            Cambridge, Massachusetts 02139
            Attention: General Counsel
            Telecopy: (617) 995-9801

            HALE AND DORR LLP
            60 State Street
            Boston, Massachusetts 02129
            Attention: Susan W. Murley, Esq.
            Telecopy: (617) 526-5000

            6.8 FINDER'S FEES. Each party represents that it neither is nor will be obligated for any finder's fee or commission in connection with this transaction.

      The Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the cost and expenses of defending against such liability or asserted liability) for which the Investor or any of its officers, partners, employees or representatives is responsible.

      The Company agrees to indemnify and hold harmless the Investor from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

            6.9 EXPENSES. Irrespective of whether the Closing is effected, each party hereto shall pay all costs and expenses incurred by them with respect to the negotiation, execution, delivery and performance of this Agreement.

            6.10 ATTORNEYS' FEES. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and disbursements in addition to any other relief to which such party may be entitled.

            6.11 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the party to be charged. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding, each future holder of all such securities and the Company.

            6.12 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

            6.13 INDEMNIFICATION. The Company shall indemnify, defend and hold the Investor and the Investor's directors, officers, employees, agents and affiliates harmless against any and all liabilities, loss, cost or damage, together with all reasonable costs and expenses related thereto (including legal and accounting fees and expenses), arising from, relating to, or connected with the untruth, inaccuracy or breach of any statements, representations, warranties or covenants of the Company contained herein or in any certificate provided by the Company pursuant to this Agreement. The foregoing indemnification shall survive the termination of this Agreement for any reason.

            6.14 REMEDIES. In case any one or more of the covenants or agreements set forth in this Agreement shall have been breached by any party hereto, the party or parties entitled to the benefit of such covenants or agreements may proceed to protect and enforce their rights either by suit in equity or action at law, including, but not limited to, an action for damages as a result of any such breach or any action for specific performance of any such covenant or agreement contained in this Agreement. The rights, powers and remedies of the parties under this Agreement are cumulative an not exclusive of any other right, power or remedy which such parties may have under any other agreement or law. No single or partial assertion or exercise or any right, power or remedy or a party hereunder shall preclude any other or further assertion or exercise thereof.

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

      IN WITNESS WHEREOF, the parties hereto have executed the CONCURRENT PRIVATE PLACEMENT STOCK PURCHASE AGREEMENT as of the date first written above:

IDENIX PHARMACEUTICALS, INC.                         NOVARTIS PHARMA AG
By:_____________________                             By:________________________

Name:___________________                             Name:______________________

Title:__________________                             Title:_____________________

                                                     By:________________________

                                                     Name:______________________

                                                     Title:_____________________

                                    EXHIBIT A
                      FORM OF OPINION OF HALE AND DORR, LLP


1. Idenix Pharmaceuticals, Inc. (the "Company") is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own its properties and conduct its business.

2. The Shares have been duly and validly authorized and issued and are fully paid and nonassessable.

3. The Concurrent Private Placement Stock Purchase Agreement constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

4. The execution, delivery and performance by the Company of the Concurrent Private Placement Stock Purchase Agreement, the issue and sale of the Shares, the compliance by the Company with all of the provisions of the Concurrent Private Placement Stock Purchase Agreement and the consummation by the Company of the transactions contemplated thereby, do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject that is required by the Securities Act or the rules and regulations thereunder to be filed as an exhibit to the Registration Statement, nor will such action result in any violation of the provisions of the Restated Certificate of Incorporation or Amended and Restated By-Laws of the Company or any applicable U.S. Federal or Massachusetts State law or the Delaware General Corporation Law statute or any order, rule, regulation, judgment or decree of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, which in such counsel's experience is applicable in transactions of the type contemplated by the Concurrent Private Placement Stock Purchase Agreement.

5. No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by the Concurrent Private Placement Stock Purchase Agreement under the laws of the Commonwealth of Massachusetts, the Delaware General Corporation Law and the federal laws of the United States of America, except such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares.

6. The offer, issuance and sale of the Shares pursuant to the Concurrent Private Placement Stock Purchase Agreement are exempt from registration under the Securities Act.